File Nos. 33-41078
                                                                     811-6325
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]

     Pre-Effective Amendment No.                                      [  ]


     Post-Effective Amendment No. 7                                   [X]


                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]


     Amendment No. 7                                                  [X]


                     (Check appropriate box or boxes.)

                    PEOPLES S&P MIDCAP INDEX FUND, INC.
             (Exact Name of Registrant as Specified in Charter)

          c/o The Dreyfus Corporation
          200 Park Avenue, New York, New York          10166
          (Address of Principal Executive Offices)     (Zip Code)

     Registrant's Telephone Number, including Area Code: (212) 922-6000


                            Mark N. Jacobs, Esq
                              200 Park Avenue
                          New York, New York 10166
                  (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)


          immediately upon filing pursuant to paragraph (b)
     ----
      X   on March 1, 1997 pursuant to paragraph (b)
     ----
          60 days after filing pursuant to paragraph (a)(i)
     ----
          on March 1, 1996 pursuant to paragraph (a)(i)
     ----
          75 days after filing pursuant to paragraph (a)(ii)
     ----
          on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----


If appropriate, check the following box:

               this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----


     Registrant has registered an indefinite number of shares of its common stock under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended October 31, 1996 was filed on December 30, 1996.


                    PEOPLES S&P MIDCAP INDEX FUND, INC.
               Cross-Reference Sheet Pursuant to Rule 495(a)

Items in
Part A of
Form N-1A     Caption                                       Page
_________     _______                                       ____


  1           Cover Page                                   Cover

  2           Synopsis                                       4

  3           Condensed Financial Information                4

  4           General Description of Registrant              4, 15

  5           Management of the Fund                         7

  5(a)        Management's Discussion of Fund's Performance  *

  6           Capital Stock and Other Securities             13

  7           Purchase of Securities Being Offered           8

  8           Redemption or Repurchase                       10

  9           Pending Legal Proceedings                      *


Items in
Part B of
Form N-1A
---------


  10          Cover Page                                     Cover

  11          Table of Contents                              Cover

  12          General Information and History                B-20

  13          Investment Objectives and Policies             B-2

  14          Management of the Fund                         B-6

  15          Control Persons and Principal                  B-10
              Holders of Securities

  16          Investment Advisory and Other                  B-10
              Services
_____________________________________


NOTE:  * Omitted since answer is negative or inapplicable.
                    PEOPLES S&P MIDCAP INDEX FUND, INC.
         Cross-Reference Sheet Pursuant to Rule 495(a) (continued)

Items in
Part B of
Form N-1A     Caption                                        Page
_________     _______                                        _____


  17          Brokerage Allocation                           B-19

  18          Capital Stock and Other Securities             B-20

  19          Purchase, Redemption and Pricing               B-14
              of Securities Being Offered

  20          Tax Status                                     B-17

  21          Underwriters                                   B-14

  22          Calculations of Performance Data               B-19

  23          Financial Statements                           B-22


Items in
Part C of
Form N-1A
_________


  24          Financial Statements and Exhibits              C-1

  25          Persons Controlled by or Under                 C-3
              Common Control with Registrant

  26          Number of Holders of Securities                C-3

  27          Indemnification                                C-3

  28          Business and Other Connections of              C-4
              Investment Adviser

  29          Principal Underwriters                         C-11

  30          Location of Accounts and Records               C-12

  31          Management Services                            C-12

  32          Undertakings                                   C-12


_____________________________________
NOTE:  * Omitted since answer is negative or inapplicable.



PROSPECTUS                                                MARCH 1, 1997
DREYFUS MIDCAP INDEX FUND


          DREYFUS MIDCAP INDEX FUND (THE "FUND") IS AN OPEN-END, NON-DIVERSIFIED, MANAGEMENT INVESTMENT COMPANY, KNOWN AS AN INDEX
 FUND. THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO THE PRICE AND YIELD PERFORMANCE OF PUBLICLY-TRADED COMMON STOCKS OF MEDIUM-SIZE DOMESTIC COMPANIES IN THE AGGREGATE,
 AS REPRESENTED BY THE STANDARD & POOR'S MIDCAP 400
INDEX. IN ANTICIPATION OF TAKING A MARKET POSITION, THE FUND IS PERMITTED TO
 PURCHASE AND SELL STOCK INDEX FUTURES. THE FUND IS NEITHER SPONSORED BY NOR AFFILIATED WITH STANDARD & POOR'S, A DIVISION OF THE
 MCGRAW-HILL COMPANIES, INC.
          THE DREYFUS CORPORATION ("DREYFUS") SERVES AS THE FUND'S MANAGER. DREYFUS HAS ENGAGED ITS AFFILIATE, MELLON EQUITY ASSOCIATES
("MELLON EQUITY"), TO SERVE AS THE FUND'S INDEX FUND MANAGER AND PROVIDE
 DAY-TO-DAY MANAGEMENT OF THE FUND'S INVESTMENTS. DREYFUS AND MELLON EQUITY ARE REFERRED TO COLLECTIVELY AS THE "ADVISERS."


          IN SOME CASES, SHAREHOLDERS WHO REDEEM SHARES WITHIN SIX MONTHS OF THE OPENING OF THEIR ACCOUNT WILL BE CHARGED A 1% RED
EMPTION FEE WHICH WILL BE DEDUCTED FROM REDEMPTION PROCEEDS.


          THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ
 AND RETAINED FOR FUTURE REFERENCE.


          THE STATEMENT OF ADDITIONAL INFORMATION, DATED MARCH 1, 1997, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER
DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED
BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY
OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144
GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.


          MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD,
 OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF
 THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.


                              TABLE OF CONTENTS
                                                              Page
 Fee Table.........................................            3
 Condensed Financial Information...................            4
 Description of the Fund...........................            4
 Management of the Fund............................            7
 How to Buy Shares.................................            8
 How to Redeem Shares..............................            10
 Shareholder Services..............................            13
 Shareholder Services Plan.........................            13
 Dividends, Distributions and Taxes................            14
 Performance Information...........................            15
 General Information...............................            16
 Appendix..........................................            17


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   [Page 1]

            [This Page Intentionally Left Blank]

   [Page 2]



FEE TABLE
SHAREHOLDER TRANSACTION EXPENSES
    Redemption Fees (as a percentage of amount redeemed).........................................        1.00%
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)
    Management Fees (after fee waiver) ..........................................................          .23%
    Other Expenses...............................................................................          .27%
    Total Fund Operating Expenses (after fee waiver) ............................................          .50%
EXAMPLE:                                            1 YEAR       3 YEARS         5 YEARS       10 YEARS
    You would pay the following expenses on
    a $1,000 investment, assuming (1) 5%
    annual return and (2) redemption at the
    end of each time period:                       $5             $16            $28            $63


          THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE
ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.


          The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Fund and investors, the payment of which will reduce investors' annual return. The expenses noted above reflect an undertaking by The Dreyfus Corporation that if, in the fiscal year ending October 31, 1997, Fund expenses, including the management fee, exceed .50% of the value of the Fund's average net assets for the fiscal year, The Dreyfus Corporation may waive its management fee or bear certain expenses of the Fund to the extent of such excess expense. The expenses noted above, without reimbursement, would be: Management Fees _
 .40% and Total Fund Operating Expenses _ .67%. You can purchase Fund shares without a sales charge directly from the Fund's distributor; you may be charged a fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. See "Management of the Fund," "How to Buy Shares," "How to Redeem Shares" and "Shareholder Services Plan."


   [Page 3]

CONDENSED FINANCIAL INFORMATION
          The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.
FINANCIAL HIGHLIGHTS
          Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.


                                                                                YEAR ENDED OCTOBER 31,
                                                          ______________________________________________________________

PER SHARE DATA:                                                1991(1)     1992    1993      1994      1995      1996
                                                                ___        ___    ___       ___       ___       ___
    Net asset value, beginning of year..............          $12.50     $13.69  $15.02    $17.63    $17.14    $19.40
                                                                ___       ___    ___      ___      ___       ___
    INVESTMENT OPERATIONS:
    Investment income-net...........................             .11        .17     .30       .26       .29       .28
    Net realized and unrealized gain on investments.            1.08       1.29    2.83       .08      3.00      2.81
                                                                ___        ___     ___       ___       ___       ___
      TOTAL FROM INVESTMENT OPERATIONS..............            1.19       1.46    3.13       .34      3.29      3.09
                                                                ___        ___     ___       ___       ___        ___
    DISTRIBUTIONS:
    Dividends from investment income-net............               _       (.08)   (.27)     (.27)     (.28)     (.30)
    Dividends from net realized gain on investments.               _       (.05)   (.25)     (.56)     (.75)     (.87)
                                                                ___        ___     ___       ___       ___        ___
      TOTAL DISTRIBUTIONS...........................               _       (.13)   (.52)     (.83)    (1.03)    (1.17)
                                                                ___        ___     ___       ___       ___        ___
    Net asset value, end of year....................          $13.69     $15.02  $17.63    $17.14    $19.40    $21.32
                                                                ====       ====    ====      ====      ====       ===
TOTAL INVESTMENT RETURN.............................            9.52%(2)  10.69%  21.22%     1.89%    20.78%    16.65%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.........               _        _       .09%      .40%      .50%      .50%
    Ratio of net investment income to average net assets         .87%(2)   2.22%   1.97%     1.68%     1.80%     1.49%
    Decrease reflected in above expense ratios
      due to undertakings                                       1.19%(2)   1.17%    .77%      .43%      .35%      .17%
    Portfolio Turnover Rate.........................            2.18%(2)  16.31%  16.80%    19.81%    20.46%    14.66%
    Average commission rate paid(3).................               _          _       _         _         _    $.0338
    Net Assets, end of year (000's omitted).........          $5,436    $45,989 $65,690   $75,404  $122,982  $170,987
(1)  From June 19, 1991 (commencement of operations) to October 31, 1991.
(2)  Not  annualized.
(3)  For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for
purchases and sales of investment securities.


Further information about the Fund's performance is contained in the Fund's annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.
DESCRIPTION OF THE FUND
INVESTMENT OBJECTIVE
          The Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly-traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400 Index* (the "Index"). It cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved.


*"S&P Registration Mark" and "Standard & Poor's MidCap 400 Index" are trademarks of Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's.

   [Page 4]

MANAGEMENT POLICIES
          The Fund attempts to duplicate the investment results of the Index, which is composed of 400 selected common stocks of medium-size domestic companies, which may include some Canadian issuers, with market capitalizations ranging generally between $56 million and $9.6 billion. The median market capitalization of the stocks in the Index is approximately $1.1 billion. Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), chooses the stocks to be included in the Index on the basis of market size, liquidity and industry group representation. The Fund attempts to be fully invested at all times in the stocks that comprise the Index and stock index futures as described below and, in any event, at least 80% of the Fund's net assets will be so invested. Inclusion of a stock in the Index in no way implies an opinion by S&P as to its attractiveness as an investment.
An investment in the Fund involves risks similar to those of investing in common stocks.


          The weightings of stocks in the Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. Because of this weighting, as of November 29, 1996, 31% of the Index was composed of the 50 largest companies. Of the companies, approximately 73% are listed on the New York Stock Exchange, 25% are quoted on the National Association of Securities Dealers Automated Quotation System and 2% are listed on the American Stock Exchange. Mellon Equity will select stocks for the Fund's portfolio in the order of their weightings in the Index beginning with the heaviest weighted stocks. With respect to the Fund's assets invested in the stocks in the Index, the percentage of such assets invested in each stock will be approximately the same as the percentage it represents in the Index. Since some of the stocks that comprise the Index may be thinly traded, comparatively small investments could cause relatively volatile price fluctuations.


          No attempt is made to manage the Fund's portfolio in the traditional sense using economic, financial and market analysis. The Fund is managed using a computer program to determine which securities are to be purchased or sold to replicate the Index to the extent feasible. From time to time, administrative adjustments may be made in the Fund's portfolio because of changes in the composition of the Index.
          The Fund believes that the indexing approach described above is an effective method of substantially duplicating percentage changes in the Index. It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the Index in both rising and falling markets. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund's ability to correlate its performance with the Index, however, may be affected by, among other things, changes in securities markets, the manner in which the Index is calculated by S&P and the timing of purchases and redemptions. In the future, the Fund's Board, subject to the approval of shareholders, may select another index if such a standard of comparison is deemed to be more representative of the performance of the common stocks of medium-size companies.
          The Fund's ability to duplicate the performance of the Index also depends to some extent on the size of the Fund's portfolio and the size of cash flows into and out of the Fund. Investment changes to accommodate these cash flows are made to maintain the similarity of the Fund's portfolio to the Index to the maximum practicable extent.
          From time to time to increase its income, the Fund may lend securities from its portfolio. See "Appendix-Investment Techniques." When the Fund has cash reserves, the Fund may invest in money

   [Page 5]

          market instruments consisting of U.S. Government securities, time deposits, certificates of deposit, bankers' acceptances, high-grade commercial paper, and repurchase agreements. See the Statement of Additional Information for a description of these instruments. The Fund also may purchase stock index futures in anticipation of taking a market position when, in the opinion of Mellon Equity, available cash balances do not permit an economically efficient trade in the cash market. The Fund also may sell stock index futures to terminate existing positions it may have as a result of its purchases of stock index futures. See also "Investment Considerations and Risks" and "Appendix-Investment Techniques" below, and "Investment Objective and Management Policies" in the Statement of Additional Information. INVESTMENT CONSIDERATIONS AND RISKS
General - The Fund's net asset value per share should be expected to fluctuate. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objective and Management Policies-Management Policies" in the Statement of Additional Information for a further discussion of certain risks.
EQUITY SECURITIES - Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.
          The securities of the smaller companies in which the Fund may invest may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are subject to a greater degree to changes in earnings and prospects.


FOREIGN SECURITIES - Since the stocks of some foreign issuers are included in the Index, the Fund's portfolio may contain securities of such foreign issuers which may subject the Fund to additional investment risks with respect to those securities that are different in some respects from those incurred by a fund which invests only in securities of domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes on income payable on the securities, the possi ble establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect an investment in these securities and the possible seizure or nationalization of foreign deposits.


USE OF DERIVATIVES - The Fund may invest, to a limited extent, in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Fund may use include stock index futures. While Derivatives can be used effectively in furtherance of the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, can decrease the liquidity of the Fund's portfolio and make more difficult the accurate pricing of the Fund's portfolio. See "Appendix-Investment Techniques-Use of Derivatives" below and "Investment Objective and Management Policies-Management Policies-Derivatives" in the Statement of Additional Information.
NON-DIVERSIFIED STATUS - The classification of the Fund as a "non-diversified'' investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets


   [Page 6]

invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.
SIMULTANEOUS INVESTMENTS - Investment decisions for the Fund are made independently from those of the other accounts and investment companies advised by Dreyfus or Mellon Equity. If, however, such other accounts or investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
MANAGEMENT OF THE FUND


ADVISERS - Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's manager. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of January 31, 1997, Dreyfus managed or administered approximately $85 billion in assets for approximately 1.7 million investor accounts nationwide.


        Dreyfus supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Maryland law.


        Dreyfus has engaged Mellon Equity, located at 500 Grant Street, Pittsburgh, Pennsylvania 15258, to serve as the Fund's index fund manager. Mellon Equity, a registered investment adviser formed in 1957, is an indirect wholly-owned subsidiary of Mellon and, thus, an affiliate of Dreyfus. As of December 31, 1996, Mellon Equity and its employees managed approximately $11.3 billion in assets and served as the investment adviser of 14 other investment companies.


        Mellon Equity, subject to the supervision and approval of Dreyfus, provides the day-to-day management of the Fund's investments, as well as statistical information, under an Index Management Agreement with Dreyfus, subject to the overall authority of the Fund's Board in accordance with Maryland law.


        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed more than $223 billion in assets as of December 31, 1996, including approximately $86 billion in proprietary mutual fund assets. As of December 31, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.046 trillion in assets, including approximately $57 billion in mutual fund assets.


          Pursuant to the terms of the Management Agreement, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of .395 of 1% of the value of the Fund's average daily net assets. For the period from November 13, 1995 (effective date of Management Agreement) through October 31, 1996, the Fund paid Dreyfus a monthly management fee at the effective annual rate of .23 of 1% of the value of the Fund's average daily net assets pursuant to an undertaking by Dreyfus. Under the Index Management Agreement, Dreyfus has agreed to pay Mellon Equity a monthly fee at the annual rate of .095 of 1% of the value of the Fund's average daily net assets, and Mellon Equity has agreed to pay for

   [Page 7]

          the provision of custody services to the Fund by Boston Safe Deposit and Trust Company. For the period November 13, 1995 (effective date of Index Management Agreement) through October 31, 1996, Dreyfus paid Mellon Equity a monthly index management fee at the effective annual rate of .05 of 1% of the value of the Fund's average daily net assets.



          Prior to November 13, 1995, World Asset Management served as the Fund's index fund manager pursuant to an Index Management Agreement with the Fund and Dreyfus served as the Fund's administrator pursuant to an Administration Agreement with the Fund. Pursuant to such agreements, the Fund agreed to pay World Asset Management and Dreyfus .10% and .30%, respectively, of the value of the Fund's average daily net assets. For the period November 1, 1995 through November 12, 1995, no index management fee was paid to World Asset Management.


        The imposition of the Fund's management fee, as well as other operating expenses, will have the effect of reducing investors' return and will affect the Fund's ability to track the Index exactly. From time to time, Dreyfus may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the expense ratio of the Fund and increasing yield to investors. The Fund will not pay Dreyfus at a later time for any amounts it may waive, nor will the Fund reimburse Dreyfus for any amounts it may assume.


        In allocating brokerage transactions for the Fund, the Advisers seek to obtain the best execution of orders at the most favorable net price. Subject to this determination, the Advisers may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by Dreyfus or Mellon Equity as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.


        Dreyfus may pay the Fund's distributor for shareholder services from its own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay securities dealers, banks and other financial institutions in respect of these services.


DISTRIBUTOR _ The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT AND CUSTODIAN - Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). Boston Safe Deposit and Trust Company, an indirect subsidiary of Mellon, One Boston Place, Boston, Massachusetts 02109, is the custodian of the Fund's investments.
HOW TO BUY SHARES
          Fund shares are sold without a sales charge. You may be charged a fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.
          The minimum initial investment is $2,500, or $1,000 if you are a client of a which securities dealer, bank or other financial institution maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. The initial investment must be accompanied by the Account Application. For full-time or part-

   [Page 8]

          time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus, members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time. The Fund's shares are available for purchase by pension and profit-sharing plans.


          You may purchase Fund shares by check or wire. Checks should be made payable to "The Dreyfus Family of Funds" or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." Payments which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 6647, Providence, Rhode Island 02940-6647. If you are opening a new account, please enclose your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed. For Dreyfus retirement plan accounts, payments which are mailed should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."


          Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, DDA #8900052732/Dreyfus MidCap Index Fund, for purchase of Fund shares in your name. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instruct ions through compatible computer facilities.
          Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number PRECEDED BY THE DIGITS "1111."
          Fund shares are sold on a continuous basis at the net asset value per share next determined after your order is received in proper form by the Transfer Agent or other agent. If an order is received in proper form by the Transfer Agent by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on a given day, Fund shares will be purchased at the net asset value determined as of such close of trading on that day. Otherwise, Fund shares will be purchased at the net asset value determined as of the close of trading on the floor of the New
York Stock Exchange on the next business day. To permit the Fund to invest your money as promptly as possible after receipt, thereby maximizing the Fund's

   [Page 9]

          ability to track the Index, you are urged to transmit your purchase order so that it may be received by the Transfer Agent prior to 12:00 noon, New York time, on the day you want your purchase order to be effective. Upon request, proceeds from the redemption of shares of other funds in the Dreyfus Family of Funds by an employee benefit plan will be applied to purchase Fund shares on the date of redemption, if the plan's recordkeeper has entered into an appropriate agency agreement with the Fund and such other funds.
          The Fund's net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange on each day the New York Stock Exchange is open for business. For purposes of determining net asset value per share, futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. The Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing Fund investments, see "Determination of Net Asset Value" in the Statement of Additional Information.


          For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.


          The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Shares of funds in the Dreyfus Family of Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
          Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
HOW TO REDEEM  SHARES
GENERAL
          You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value. To maximize the Fund's ability to track the Index, you are urged to transmit your redemption request so that it may be received by the Transfer Agent prior to 12:00 noon, New York time, on the day you want your redemption request to be effective.


          The Fund will deduct a redemption fee equal to 1% of the net asset value of Fund shares redeemed where the redemption occurs within the initial six-month period following the opening of a Fund account. The fee will be retained by the Fund and used primarily to offset portfolio transaction costs. It is expected that, as a result of this fee, the Fund will be able to track the Index more closely. No redemption fee will be

   [Page 10]

          charged upon the redemption of shares purchased through accounts that are reflected on the records of the Transfer Agent as omnibus accounts approved by Dreyfus Service Corporation or through accounts established by securities dealers or other financial institutions approved by Dreyfus Service Corporation that utilize the National Securities Clearing Corporation's networking system. The redemption fee may be waived, modified or discontinued and reintroduced at any time or from time to time. Service Agents may charge their clients a fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of shares redeemed may be more or less than their original cost, depending on the Fund's then-current net asset value.


          The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in accordance with the procedures described below, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASE D FUND SHARES BY CHECK OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS
 ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
          The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.
PROCEDURES
          You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, or, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent, through the Wire Redemption Privilege or the Telephone Redemption Privilege. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for the Wire Redemption or Telephone Redemption Privilege.
          You may redeem Fund shares by telephone if you have checked the appropriate box on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege, you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such proce-


   [Page 11]

          dures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
          During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's net asset value may fluctuate.
REGULAR REDEMPTION - Under the regular redemption procedure, you may redeem shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 6647, Providence, Rhode Island 02940-6647, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AN D WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents
Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."
          Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.


          Your written redemption request may direct that the redemption proceeds be used to purchase shares of other funds advised or administered by Dreyfus. The 1% redemption fee, described above, if applicable, may be charged upon such redemption (depending upon how long your Fund account has been open or the type of account from which shares are being redeemed) and your redemption proceeds will be invested in shares of the other fund on the next business day. Before you make such a request, you must obtain and should review a copy of the current prospectus of the fund being purchased. Upon request, proceeds from the redemption of shares of the Fund by an employee benefit plan will be applied to purchase shares of other funds in the Dreyfus Family of Funds on the date of redemption, if the plan's recordkeeper has entered into an appropriate agency agreement with the Fund and such other funds. Prospectuses may be obtained by calling 1-800-645-6561. The prospectus will contain information concerning minimum investment requirements and other conditions that may apply to your purchase. No other fees currently are charged shareholders directly in connection with this procedure, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. This procedure may be modified or terminated at any time upon not less than 60 days' notice to shareholders.


WIRE REDEMPTION PRIVILEGE - You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. You also may direct that redemption


   [Page 12]

proceeds be paid by check (maximum $150,000 per day)made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire.
TELEPHONE REDEMPTION PRIVILEGE _ You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund.
SHAREHOLDER SERVICES


DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark - Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. This privilege may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 6647, Providence, Rhode Island 02940-6647, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
RETIREMENT PLANS - The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; or for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.


SHAREHOLDER SERVICES PLAN
          The Fund has adopted a Shareholder Services Plan pursuant to which the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

   [Page 13]

DIVIDENDS, DISTRIBUTIONS AND TAXES
          The Fund ordinarily declares and pays dividends from net investment income and distributes net realized securities gains, if any, once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Fund will automatically reinvest dividends and distributions from securities gains, if any, in additional Fund shares at net asset value or, at your option, pay them in cash. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. If applicable, the 1% redemption fee, described under "How to Redeem Shares," will be charged upon certain redemptions of Fund shares received through the automatic reinvestment of dividends or distributions. All expenses are accrued daily and deducted before declaration of dividends to investors.
          Dividends paid by the Fund derived from net investment income and distributions from net realized short-term securities gains of the Fund will be taxable to shareholders as ordinary income whether received in cash or reinvested in additional Fund shares. Depending on the composition of the Fund's income, all or a portion of the dividends paid by the Fund from net investment income may qualify for the dividends received deduction allowable to certain corporate shareholders. Distributions from net realized long-term securities gains of the Fund will be taxable to U.S. shareholders as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in additional Fund shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and distributions may be subject to state and local taxes.
          Dividends derived from net investment income and distributions from net realized short-term securities gains paid by the Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of t he extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
          Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year.
          Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains of the Fund and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.


   [Page 14]

          A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.


          Management of the Fund believes that the Fund has qualified for the fiscal year ended October 31, 1996 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify if such qualification is in the best interest of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.


          You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.
PERFORMANCE INFORMATION
          For the purpose of advertising, performance is calculated on the basis of average annual total return and/or total return.
          Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time during which the Fund has operated.
          Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
          Performance will vary from time to time and past results are not necessarily representative of future results. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
          Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Standard & Poor's MidCap 400 Index, Standard & Poor's 500 Composite Stock Price Index, Lipper Analytical Services, Inc., the Dow Jones Industrial Average, MONEY Magazine, Morningstar, Inc. and other industry publications. The Fund may cite in its advertisements or in reports or other communications to shareholders, historical performance of unmanaged indices as reported in Ibbotson, Roger G. and Rex A. Sinquefield, STOCKS, BONDS, BILLS AND INFLATION (SBBI), 1982, updated annually in the SBBI YEARBOOK, Ibbotson Associates, Chicago. In its advertisements, the Fund also may cite the aggregate amount of assets committed to index investing by pension funds and/or other institutional investors, and may refer to or discuss then-current or past economic or financial conditions, developments or events.


   [Page 15]

GENERAL INFORMATION
          The Fund was incorporated under Maryland law on June 6, 1991, and commenced operations on June 19, l991. On November 13, 1995, the Fund, which is incorporated under the name Peoples S&P MidCap Index Fund, Inc., began operating under the name Dreyfus MidCap Index Fund. The Fund is authorized to issue 200 million shares of Common Stock, par value $.001 per share. Each share has one vote.
          Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office and for any other purpose. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.
          The Transfer Agent maintains a record of your ownership and sends you confirmations and statements of account.
          Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561. In New York City, call
          1-718-895-1206; outside the U.S. and Canada, call 516-794-5452.
          The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or the owners of the Fund into consideration in determining, composing or calculating the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the calculation of the Fund's net asset value, nor is S&P a distributor of the Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.
          S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

   [Page 16]

APPENDIX
INVESTMENT TECHNIQUES
BORROWING MONEY - The Fund is permitted to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.
USE OF DERIVATIVES - Although the Fund will not be a commodity pool, Derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in certain Derivatives. The Fund may invest in stock index futures contracts for hedging purposes without limit. However, the Fund may not invest in such contracts for other purposes if the amount of initial margin deposits with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts.
LENDING PORTFOLIO SECURITIES - The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 30% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.
          NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND
`S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES , AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE
 RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER ING MAY NOT LAWFULLY BE MADE.

   [Page 17]

            [This Page Intentionally Left Blank]

   [Page 18]

            [This Page Intentionally Left Blank]

   [Page 19]

MidCap Index
Fund
Prospectus
Registration Mark
Copy Rights 1997 Dreyfus Service Corporation
                                          113p030197

   [Page 20]





                   DREYFUS MIDCAP INDEX FUND
                             PART B
             (STATEMENT OF ADDITIONAL INFORMATION)
                         MARCH 1, 1997



     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus MidCap Index Fund (the "Fund"), dated March 1, 1997, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:


          Call Toll Free 1-800-645-6561
          In New York City -- Call 1-718-895-1206
          Outside the U.S. and Canada -- Call 516-794-5452

     The Dreyfus Corporation ("Dreyfus") serves as the Fund's manager. Dreyfus has engaged its affiliate, Mellon Equity Associates ("Mellon Equity"), to serve as the Fund's index fund manager and provide day-to-day management of the Fund's investments. Dreyfus and Mellon Equity are referred to collectively as the "Advisers."

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                       TABLE OF CONTENTS


                                                              Page
Investment Objective and Management Policies.................B-2
Management of the Fund.......................................B-6
Management Arrangements......................................B-11
Purchase of Shares...........................................B-14
Shareholder Services Plan....................................B-14
Redemption of Shares.........................................B-15
Shareholder Services.........................................B-16
Determination of Net Asset Value.............................B-17
Dividends, Distributions and Taxes...........................B-18
Portfolio Transactions.......................................B-19
Performance Information......................................B-20
Information About the Fund...................................B-20
Transfer and Dividend Disbursing Agent, Custodian,
     Counsel and Independent Auditors........................B-21
Appendix.....................................................B-22
Financial Statements.........................................B-23
Report of Independent Auditors...............................B-36


          INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "Description of the Fund" and "Appendix."


Portfolio Securities


     Money Market Instruments. The Fund may invest, in the circumstances described under "Description of the Fund - Management Policies" in the Fund's Prospectus, in the following types of money market instruments.


U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations from the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support for such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.


Repurchase Agreements. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.



Bank Obligations. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.


     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

     Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instruments upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.


Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated at least Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Ratings Group ("S&P"), (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA- by S&P, or (c) if unrated, determined by the Advisers to be of comparable quality to those rated obligations which may be purchased by the Fund.


Management Policies

     Lending Portfolio Securities. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.


     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Fund must receive at least 100% cash collateral from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.


     Derivatives. The Fund may invest in Derivatives (as defined in the Fund's Prospectus) in anticipation of taking a market position when, in the opinion of the Advisers, available cash balances do not permit an economically efficient trade in the cash market. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.


     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of the risk, or change the character of the risk, of its portfolio by making investments in specific securities.


     In addition, Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.

     If the Fund invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.


Stock Index Futures. A stock index future obligates the seller to deliver (and the purchaser to take) and amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. The Fund purchases and sells futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.


     Using futures in anticipation of market transactions involves certain risks. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. In addition, the price of stock index futures may not correlate perfectly with the movement in the stock index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends still may not result in a successful hedging transaction.


     In connection with its futures transactions, the Fund may be required to establish and maintain at its custodian bank a segregated account consisting of permissible liquid assets in an amount equal to the market value of the underlying commodity less any amount deposited as margin.



Investment Restrictions

     The Fund has adopted the following investment restrictions as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. The Fund may not:

     1. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets.

     2. Purchase securities of closed-end investment companies except (a) in the open market where no commission other than the ordinary broker's commission is paid, which purchases are limited to a maximum of (i) 3% of the total outstanding voting stock of any one closed-end investment company, (ii)
5% of the Fund's net assets with respect to the securities issued by any one closed-end investment company and (iii) 10% of the Fund's net assets in the aggregate, or (b) those received as part of a merger or consolidation. The
Fund may not purchase the securities of open-end investment companies other than itself.

     3. Invest in commodities, except that the Fund may invest in futures contracts as described in the Fund's Prospectus and this Statement of Additional Information.

     4. Purchase, hold or deal in real estate, real estate investment trust securities, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

     5. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.
Transactions in futures and options do not involve any borrowing for purposes of this restriction.

     6. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes. Collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Fund's assets.

     7. Lend any funds or other assets except through the purchase of debt securities, bankers' acceptances and commercial paper of corporations and other entities. However, the Fund may lend its portfolio securities in an amount not to exceed 30% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Directors.

     8. Act as an underwriter of securities of other issuers. The Fund may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase illiquid securities, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

     9. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

     10.    Purchase, sell or write puts, calls or combinations thereof.

     11. Invest more than 25% of its assets in investments in any particular industry or industries (including banking), except to the extent the Standard & Poor's MidCap 400 Index also is so concentrated, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     In addition to the investment restrictions adopted as fundamental policies set forth above, though not fundamental policies, the Fund may not
(i) engage in arbitrage transactions, (ii) purchase warrants (excluding those acquired by the Fund in units or attached to securities), or (iii) sell securities short, but the Fund reserves the right to sell securities short against the box (a transaction in which the Fund enters into a short sale of a security which the Fund owns).

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

     The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Fund determine that a commitment is no longer in the best interest of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


                     MANAGEMENT OF THE FUND


     Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Board member who is deemed to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.


Board Members of the Fund



* JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He is also Chairman of the Board of Directors of Noel Group, Inc., a venture capital company; and a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway Company, Inc., a manufacturer and marketer of industrial threads, specialty yarns, home furnishings and fabrics, Curtis Industries, Inc., a national distributor of security products, chemicals and automotive and other hardware, and Staffing Resources, Inc. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus and, until August 24, 1994, the Fund's distributor. From August 1994 until December 31, 1994, he was a director of Mellon Bank Corporation. He is 53 years old and his address is 200 Park Avenue, New York, New York 10166.


*DAVID P. FELDMAN, Board Member.  Corporate Vice President-Investment
     Management of AT&T. He is also a trustee of Corporate Property Investors, a real estate investment company. He is 57 years old and his address is One Oak Way, Berkeley Heights, New Jersey 07922.



JOHN M. FRASER, JR., Board Member. President of Fraser Associates, a service company for planning and arranging corporate meetings and other events. From September 1975 to June 1978, he was Executive Vice President of Flagship Cruises, Ltd. Prior thereto, he was Senior Vice President and Resident Director of the Swedish-American Line for the United States and Canada. He is 74 years old and his address is 133 East 64th Street, New York, New York 10021.


EHUD HOUMINER, Board Member.  Since July 1991, Professor and
     Executive-in-Residence at the Columbia Business School, Columbia University. Since January 1996, principal of Lear, Yavitz and Associates, a management consulting firm. He was President and Chief Executive Officer of Philip Morris USA, manufacturers of consumer products, from December 1988 to September 1990. He also is a Director of Avnet Inc. He is 55 years old and his address is c/o Columbia Business School, Columbia University, Uris Hall, Room 526, New York, New York 10027.


DAVID J. MAHONEY, Board Member.  President of David Mahoney Ventures since
     1983. From 1968 to 1983, he was Chairman and Chief Executive Officer of Norton Simon Inc., a producer of consumer products and services. Mr. Mahoney is also a director of National Health Laboratories Inc., Bionaire Inc. and Good Samaritan Health Systems, Inc. He is 72 years old and his address is 745 Fifth Avenue, Suite 700, New York, New York 10151.

GLORIA MESSINGER, Board Member.  From 1981 to 1993, Managing Director and
     Chief Executive Officer of ASCAP (American Society of Composers, Authors and Publishers). She is a member of the Board of Directors of the Yale Law School Fund and Theater for a New Audience, Inc., and was secretary of the ASCAP Foundation and served as a Trustee of the Copyright Society of the United States. She is also a member of numerous professional and civic organizations. She is 66 years old and her address is 747 Third Avenue, 11th Floor, New York, New York 10017.


JACK R. MEYER, Board Member.  President and Chief Executive Officer of
     Harvard Management Company, an investment management company, since September 1990. For more than five years prior thereto, he was Treasurer and Chief Investment Officer of The Rockefeller Foundation. He is 51 years old and his address is 600 Atlantic Avenue, Boston, Massachusetts 02210.


JOHN SZARKOWSKI, Board Member.  Director Emeritus of Photography at The
     Museum of Modern Art. Consultant in Photography. He is 71 years old and his address is Bristol Road, Box 221, East Chatham, New York 12060.


ANNE WEXLER, Board Member. Chairman of the Wexler Group, consultants specializing in government relations and public affairs. She is also a director of Alumax, Comcast Corporation, The New England Electric System, and Nova Corporation, and a member of the Board of the Carter Center of Emory University, the Council of Foreign Relations, the National Park Foundation, Visiting Committee of the John F. Kennedy School of Government at Harvard University and the Board of Visitors of the University of Maryland School of Public Affairs. She is 66 years old and her address is c/o The Wexler Group, 1317 F Street, N.W., Suite 600, Washington, D.C. 20004.




     For so long as the Fund's plan described in the section captioned "Shareholder Services Plan" remains in effect, the Board members of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.


     The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board members by the Fund for the fiscal year ended October 31, 1996, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1996, were as follows:





                    Aggregate          Total
                    Compensation From  Compensation
Name of Board       Fund*              From Fund and
Member                                 Fund Complex
                                       Paid to Board
                                       Member

Joseph S.           $6,250             $517,075 (94)
DiMartino
David P. Feldman    $5,000             $122,257 (27)

John M. Fraser,     $1,171             $ 73,563 (12)
Jr.**
Ehud Houminer**     $  671             $ 48,769 (12)

David J. Mahoney**  $  671             $ 40,312 (14)

Gloria Messinger**  $1,171             $  11,444 (4)

Jack R. Meyer       $4,500             $ 18,868 (4)

John Szarkowski     $5,000             $ 21,377 (4)

Anne Wexler         $4,500             $ 62,034 (16)
____________________________
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,026 for all Board members as a group.
**   Elected to the Board by a vote of stockholders on July 26, 1996.



Officers of the Fund


MARIE E. CONNOLLY, President and Treasurer.  President, Chief Executive
     Officer and a director of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. She is 39 years old.


JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President,
     General Counsel, Secretary and Clerk of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. He is 32 years old.


ELIZABETH A. KEELEY, Vice President and Assistant Secretary.  Assistant Vice
     President of the Distributor and an officer of other investment companies advised or administered by Dreyfus. She is 27 years old.


DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Supervisor of
     Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by Dreyfus. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank and Trust Company. From December 1991 to March 1993, he was employed as a Fund Accountant at The Boston Company, Inc. He is 27 years old.


RICHARD W. INGRAM, Vice President and Assistant Secretary.  Senior Vice
     President and Director of Client Services and Treasury Operations of Funds Distributor, Inc. and an officer of other investment companies advised or administered by Dreyfus. From March 1994 to November 1995, he was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, he was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc. He is 40 years old.


MARK A. KARPE, Vice President and Assistant Secretary. Senior Paralegal of the Distributor and an officer of other investment companies advised or administered by Dreyfus. Prior to August 1993, he was employed as an Associate Examiner at the National Association of Securities Dealers, Inc. He is 27 years old.


MARY A. NELSON, Vice President and Assistant Treasurer.  Vice President and
     Manager of Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by Dreyfus. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 32 years old.



JOSEPH F. TOWER, III, Vice President and Assistant Treasurer.  Senior Vice
     President, Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 34 years old.


MICHAEL S. PETRUCELLI, Vice President and Assistant Treasurer.  Director of
     Strategic Client Initiatives for Funds Distributor, Inc. and an officer of other investment companies advised or administered by Dreyfus. From December 1989 through November 1996, he was employed with GE Investments where he held various financial, business development and compliance positions. He is 35 years old.


     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.


     The Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on January 28, 1997.



     The following persons are known by the Fund to own of record 5% or more of the Fund's voting securities outstanding on January 28, 1997: Charles Schwab & Company, Inc., 101 Montgomery Street, San Francisco, California 94104--20.7%; Mellon Bank, N.A., P.O. Box 3198, Pittsburgh, Pennsylvania 15230-3198--5.7%.



                    MANAGEMENT ARRANGEMENTS

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."

     Management Agreement. Dreyfus provides management services pursuant to the Management Agreement (the "Management Agreement") dated November 13, 1995 with the Fund, which is subject (after May 14, 1997) to annual approval by
(i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Dreyfus, by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement was approved by shareholders on November 3, 1995, and by the Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Management Agreement, at a meeting held on August 9, 1995. The Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's shares, or, upon not less than 90 days' notice, by Dreyfus. The Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The following persons are officers and/or directors of Dreyfus: W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; William F. Glavin, Jr., Vice President-Corporate Development; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew S. Wasser, Vice President-Information Systems; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt and Frank V. Cahouet, directors.

     Dreyfus maintains office facilities on behalf of the Fund, and furnishes the Fund statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. Dreyfus also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     Index Management Agreement. Mellon Equity provides investment advisory assistance and day-to-day management of the Fund's investments pursuant to the Index Management Agreement (the "Index Management Agreement") dated November 13, 1995 between Mellon Equity and Dreyfus. The Index Management Agreement is subject (after May 14, 1997) to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Mellon Equity, by vote cast in person at a meeting `called for the purpose of voting on such approval. The Index Management Agreement was approved by shareholders on November 3, 1995, and was approved by the Fund's Board, including a majority of Board members who are not "interested persons" of any party to the Index Management Agreement, at a meeting held on August 9, 1995. The Index Management Agreement is terminable without penalty (i) by Dreyfus on 60 days' notice, (ii) by the Fund's Board or by vote of the holders of a majority of the Fund's shares on 60 days' notice, or (iii) by Mellon Equity on not less than 90 days' notice. The Index Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement for any reason.

     The following persons are executive officers and/or directors of Mellon
Equity: Phillip R. Roberts, Chairman of the Board; William P. Rydell, President and Chief Executive Officer; and W. Keith Smith, Director.

     Mellon Equity provides day-to-day management of the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of Dreyfus and approval of the Fund's Board. All purchases and sales are reported for the Board's review at the meeting subsequent to such transactions. Mellon Equity has agreed to pay for the custody services provided to the Fund by Boston Safe Deposit and Trust Company.

     Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by Dreyfus and/or Mellon Equity. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of Dreyfus or Mellon Equity or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholder's reports and meetings, and any extraordinary expenses.


     As compensation for Dreyfus' services, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of .395 of 1% of the value of the Fund's average daily net assets. For the period from November 13, 1995 (effective date of Management Agreement) through October 31, 1996, the management fee payable to Dreyfus under the Management Agreement amounted to $582,857, which amount was reduced by $252,887 pursuant to an undertaking in effect, resulting in a net management fee paid for the period of $329,970. As compensation for Mellon Equity's services, Dreyfus has agreed to pay Mellon Equity a monthly fee at the annual rate of .095 of 1% of the value of the Fund's average daily net assets. For the period from November 13, 1995 (effective date of Index Management Agreement) through October 31, 1996, the index management fee paid by Dreyfus to Mellon Equity under the Index Management Agreement amounted to $70,139. All fees and expenses are accrued daily and deducted before declaration of dividends to shareholders.



     From January 3, 1995 to November 13, 1995, World Asset Management ("World") served as the Fund's index fund manager; from February 24, 1994 to January 3, 1995, World Asset Management, Inc. ("WAM") served as the Fund's index fund manager; and from June 18, 1992 to February 24, 1994, Woodbridge Capital Management, Inc. ("Woodbridge" and together with World and WAM, the "prior index fund managers") served as the Fund's index fund manager. Pursuant to prior index management agreements with the prior index fund managers, the Fund agreed to pay a monthly fee at the annual rate of .10 of 1% of the value of the Fund's average daily net assets. For the fiscal years ended October 31, 1994 and 1995, the index management fees payable to the prior index fund managers amounted to $72,970 and $98,063, respectively. However, no index management fees was paid to the prior index fund managers for the fiscal year ended October 31, 1994 pursuant to undertakings in effect, and for the fiscal year ended October 31, 1995 the fee was reduced by $39,687. For the period November 1, 1995 through November 12, 1995, no index management fee was paid to the prior index fund managers.


     Prior to November 13, 1995, Dreyfus served as the Fund's administrator pursuant to an administration agreement with the Fund. As compensation for its administrative services, the Fund agreed to pay Dreyfus a monthly fee at the annual rate of .30 of 1% of the value of the Fund's average daily net assets. For the fiscal years ended October 31, 1994 and 1995, and for the period November 1, 1995 through November 12, 1995, the administrative fees payable to Dreyfus amounted to $218,911, $294,190 and $0, respectively. No administrative fees were paid to Dreyfus for the fiscal years ended October 31, 1994 and 1995, pursuant to undertakings in effect.


     Dreyfus (and to a limited extent, Mellon Equity) have agreed that if in any fiscal year the aggregate expenses of the Fund (including fees pursuant to the Management Agreement, but excluding taxes, brokerage, interest on borrowings and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the fees to be paid to Dreyfus, and Dreyfus may deduct from the fees paid to Mellon Equity, or Dreyfus and Mellon Equity each will bear, such excess expense in proportion to their management fee and Index Management fee, to the extent required by state law. Such deduction or payment, if any, will be estimated daily and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to Dreyfus and Mellon Equity is not subject to reduction as the value of the Fund's net assets increases.


                       PURCHASE OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

     The Distributor. The Distributor serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies. In some states, certain financial institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.


                   SHAREHOLDER SERVICES PLAN

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services Plan."

     The Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund reimburses Dreyfus Service Corporation for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such an answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.


     A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Plan provides that material amendments of the Plan must be approved by the Board, and by Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan was last approved by the Board at a meeting held on May 3, 1996. The Plan is terminable at any time by vote of a majority of Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan.


     For the fiscal year ended October 31, 1996, $182,052 was charged to the Fund under the Plan.






                      REDEMPTION OF SHARES


     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Shares."


     Wire Redemption Privilege. By using this Privilege, the investor authorizes Dreyfus Transfer, Inc. (the "Transfer Agent"), the Fund's transfer and dividend disbursing agent, to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.


     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                        Transfer Agent's
          Transmittal Code              Answer Back Sign

              144295                         144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

     Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     Redemption Commitment. The Fund has committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                      SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."

     Corporate Pension, Profit-Sharing and Personal Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs, including IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available. Investors can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; or for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.

     Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adoption of such plans.

     A fee may be charged by the entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity which acts as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans, and SEP-IRAs, with more than one participant, is $2,500, with no minimum on subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans, with only one participant, is normally $750, with no minimum on subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum investment of $250.

     The investor should read the prototype retirement plan and the appropriate form of custodial agreement for further details as to eligibility, service fees and tax implications, and should consult a tax adviser.


                DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

     Valuation of Portfolio Securities. The Fund's portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board. Expenses and fees, including the management fee (reduced by the expense limitation, if any), are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


               DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."

     Taxation of the Fund. Management of the Fund believes that the Fund qualified for the fiscal year ended October 31, 1996 as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to continue to so qualify as long as such qualification is in the best interests of its shareholders. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. In addition, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258. "Conversion transactions" are defined to include certain forward, futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, gain or loss realized by the Fund from certain financial futures transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise of such futures as well as from closing transactions. In addition, any such futures remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

     Offsetting positions held by the Fund involving futures may constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code.

     As such, all or a portion of any short or long-term capital gain from certain "straddle" and conversion transactions may be recharacterized to ordinary income. If the Fund were treated as entering into straddles by reason of its futures transactions, such straddles could be characterized as "mixed straddles" if the futures transactions comprising such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the straddle and conversion transaction rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be recharacterized as short-term capital gain or ordinary income.

     Shareholder Taxation. Depending on the composition of the Fund's income, all or a portion of the dividends paid by the Fund from net investment income may qualify for the dividends received deduction allowable to certain U.S. corporate shareholders ("dividends received deduction"). In general, dividend income of the Fund distributed to qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that (i) the Fund's income consists of dividends paid by U.S. corporations and (ii) the Fund would have been entitled to the dividends received deduction with respect to such dividend income if the Fund were not a regulated investment company. The dividends received deduction for qualifying corporate shareholders may be further reduced if the shares of the Fund held by them with respect to which dividends are received are treated as debt-financed or deemed to have been held for less than 46 days. In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding Fund shares.

     Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of his shares below the cost of his investment. Such a dividend or distribution would be a return on the investment in an economic sense although taxable as stated above. In addition, the Code provides that if a shareholder holds shares of the Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as a long-term capital loss to the extent of the capital gain distribution received.


                     PORTFOLIO TRANSACTIONS

     The Advisers assume general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Advisers and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Advisers based upon their knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.


     For its portfolio securities transactions for the fiscal years ended October 31, 1994, 1995 and 1996, the Fund paid total brokerage commissions of $24,979, $58,043 and $70,701, respectively, none of which was paid to the Distributor. There were no spreads or concessions on principal transactions in fiscal 1994, 1995 and 1996.



                    PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance Information."


     The Fund's average annual total return for the 1, 5 and 5.370 year periods ended October 31, 1996 was 16.65%, 14.01% and 14.91%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.


     The Fund's total return for the period June 19, 1991 (commencement of operations) to October 31, 1996 was 110.95%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.



     Comparative performance information may be used from time to time in advertising the Fund's shares, including data from Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), Lipper Analytical Services, Inc., the Dow Jones Industrial Average and other industry publications. The Fund's share price and yield fluctuate, and its investment return will reflect applicable expenses. The Fund may cite in its advertisements or reports or other communications to shareholders, historical performance of unmanaged indexes as reported in Ibbotson, Roger G. and Rex A. Sinquefield, Stocks, Bonds, Bills and Inflation (SBBI), 1982 updated annually in the SBBI Yearbook, Ibbotson Associates, Chicago. The Fund also may cite in its advertisements to the aggregate amount of assets committed to index investing by pension funds and/or other institutional investors.


     The Standard & Poor's MidCap 400 Index and the S&P Index together represent approximately 77% of the total market capitalization of stocks traded in the United States. From time to time, advertising materials for the Fund may refer to Morningstar ratings and related analysis supporting such ratings.



                   INFORMATION ABOUT THE FUND

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares of Common Stock are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

     On November 13, 1995, the Fund, which is incorporated under the name Peoples S&P MidCap Index Fund, Inc., began operating under the name Dreyfus MidCap Index Fund.

     The Fund will send annual and semi-annual financial statements to all its shareholders.


   TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN, COUNSEL
                    AND INDEPENDENT AUDITORS


     Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02940-9671, serves as the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. For the period December 1, 1995 (effective date of transfer agency agreement) through October 31, 1996, the fee paid to the Transfer Agent was $15,002.


     Boston Safe Deposit and Trust Company (the "Custodian"), an indirect wholly-owned subsidiary of Mellon Bank Corporation, is located at One Boston Place, Boston, Massachusetts 02108, and serves as the custodian of the Fund. Under its Custody Agreement with the Fund, the Custodian holds the Fund's portfolio securities and keeps all necessary accounts and records. The Custodian's fees for its services to the Fund are paid by Mellon Equity.

     Neither the Transfer Agent nor the Custodian has any part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.


     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.


     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of the Fund.


                           APPENDIX

     Description of S&P A-1 Commercial Paper Ratings:

     The rating A is the highest rating and is assigned by S&P to issues that are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the number 1, 2 or 3 to indicate the relative degree of safety. Paper rated A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     Description of Moody's Prime-1 Commercial Paper Rating :

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

Dreyfus MidCap Index Fund
(formerly Peoples S&P MidCap Index Fund, Inc.)--see Note 1
------------------------------------------------------------------------------
Statement of Investments                                      October 31, 1996


    Shares        Common Stocks--93.4%                    Value
   -------                                            ------------
                  Basic Industries--6.8%
    14,200        Albemarle.........................  $    228,975
     6,904        Betz Laboratories.................       362,460
     9,410        Bowater...........................       332,878
    17,900        Cabot ............................       431,837
    10,089        Calgon Carbon ....................       100,890
     5,833        CalMat ...........................       108,639
     5,891        Chesapeake .......................       166,420
    23,833        Clayton Homes ....................       402,181
    11,221        Consolidated Papers ..............       562,452
    17,976        Crompton & Knowles ...............       323,568
     5,943        Dexter ...........................       184,233
    29,700        Ethyl ............................       245,025
     6,653        Ferro ............................       179,631
     3,542        Fuller (H.B.) ....................       147,878
     8,351        GenCorp ..........................       137,791
     9,179        Georgia Gulf .....................       247,833
    10,700        Glatfelter (P.H.) ................       203,300
     4,550        Granite Construction .............        87,587
    13,102        Hanna (M.A.) .....................       278,417
    23,022        IMC Global .......................       863,337
     6,421(a)     Jacobs Engineering Group .........       142,064
    11,246        Lawter International .............       132,140
     8,018        Loctite ..........................       470,055
    12,936        Longview Fibre ...................       224,763
    15,288        Lubrizol .........................       454,818
    20,038        Lyondell Petrochemical ...........       425,807
     5,700        Minerals Technologies ............       223,725
     1,917        NCH ..............................       106,872
    12,540        Olin .............................       532,950
    19,411        RPM ..............................       325,134
     7,400        Rayonier .........................       293,225
     9,425        Schulman (A.) ....................       199,103
    10,612(a)     Sealed Air .......................       412,541
    22,830        Sonoco Products ..................       607,848
     4,341        Southdown ........................       118,834
     8,700        Vulcan Materials .................       528,525
     9,213        Wausau Paper Mills ...............       177,350
     8,361        Wellman ..........................       148,407
    14,216        Witco ............................       440,696
                                                      ------------
                                                        11,560,189
                                                      ------------
                  Capital Goods--24.8%
    16,256        ADC Telecommunications ...........     1,111,504
     8,222        AMETEK ...........................       163,412
    11,182(a)     AST Research .....................        51,716
    18,209        Adobe Systems ....................       630,486
     3,487        Alaska Air Group .................        76,714
     7,561        Albany International, Cl. A ......       170,122
    10,952        Altera ...........................       679,024
    22,700(a)     America Online ...................       615,737
    23,500(a)     American Power Conversion ........       502,312

                  Capital Goods (continued)
    19,400        American Water Works .............  $    395,275
    29,120(a)     Analog Devices ...................       757,120
    12,731(a)     Arrow Electronics ................       606,313
    24,500(a)     Atmel ............................       621,687
    10,904        Avnet ............................       549,289
    12,510(a)     BMC Software .....................     1,038,330
     7,711(a)     Borland International.............        39,036
    19,505(a)     Cadence Design System ............       711,932
    11,810        Cintas ...........................       687,932
    15,928(a)     Cirrus Logic .....................       302,632
    12,559        Comdisco .........................       375,200
    10,600(a)     Compuware ........................       559,150
    12,036        Comsat ...........................       282,846
    19,918(a)     Cypress Semiconductor ............       214,118
    14,602        Danaher ..........................       596,856
    11,534        Diebold ..........................       663,205
     6,404        Donaldson ........................       187,317
     6,115        Duriron ..........................       163,576
    13,200(a)     Electronic Arts ..................       495,000
    38,310        Equifax ..........................     1,139,722
     5,484(a)     Exabyte ..........................        72,663
    11,413        Federal Signal ...................       293,884
    11,300(a)     Fiserv ...........................       433,637
     7,688        Flightsafety International .......       379,595
    10,700        GTECH Holdings ...................       315,650
     5,294        Goulds Pumps .....................       122,423
     6,273        Harsco ...........................       400,687
     8,730(a)     HealthCare COMPARE ...............       384,120
    16,480        Hubbell ..........................       673,620
    10,500        Imation ..........................       287,437
     6,909        Information Resources.............        87,226
    36,800(a)     Informix .........................       816,500
    19,400(a)     Intergrated Device Technology ....       160,050
     9,596        Kansas City Southern Industries ..       451,012
     4,144        Kaydon ...........................       168,868
     9,485        Kelly Services, Cl. A ............       265,580
     6,700        Kennametal .......................       227,800
     8,879        Keystone International ...........       159,822
     2,893        Lawson Products ..................        61,476
    18,740        Linear Technology ................       627,790
    11,900(a)     Litton Industries ................       534,012
     6,226(a)     MagneTek..........................        69,264
    20,300        Manpower .........................       576,012
    15,783        Mark IV Industries ...............       341,307
    15,100(a)     Maxim Integrated Products ........       528,500
     3,955        Measurex .........................       101,841
    17,800(a)     Medaphis .........................       157,975
    15,509(a)     Mentor Graphics ..................       131,826
     7,420        Modine Manufacturing .............       183,645
    25,213        Molex ............................       907,668
     4,568        Nordson ..........................       251,240

Dreyfus MidCap Index Fund
(formerly Peoples S&P MidCap Index Fund, Inc.)--see Note 1
-----------------------------------------------------------------------------
Statement of Investments (continued)                         October 31, 1996

    Shares        Common Stocks (continued)               Value
   -------                                            ------------
                  Capital Goods (continued)
    12,680(a)     Octel Communications .............  $    201,295
    12,400        Ogden ............................       224,750
    19,350        Olsten ...........................       387,000
    19,998        Omnicom Group ....................       994,900
     8,680        PHH ..............................       258,230
    31,768(a)     Parametric Technology ............     1,552,685
    17,168        Paychex ..........................       978,576
     9,340        Pentair ..........................       235,835
    10,400        Pittston Brinks ..................       296,400
     4,677(a)     Policy Management Systems ........       168,372
     5,123        Precision Castparts ..............       239,500
    15,353(a)     Quantum ..........................       310,898
     5,449(a)     Rohr Industries ..................       100,806
     9,005(a)     Rollins ..........................       172,220
    18,621        Sensormatic Electronics ..........       304,918
     2,436(a)     Sequa, Cl. A .....................       101,703
     8,282(a)     Sequent Computer Systems .........       122,677
    13,400(a)     Solectron ........................       716,900
    14,018        Sotheby's Holdings, Cl. A ........       238,306
    18,711(a)     Sterling Commerce ................       526,247
     8,326        Stewart & Stevenson Services .....       176,927
    13,413(a)     Storage Technology ...............       571,729
     6,494(a)     Stratus Computer .................       145,303
     8,166(a)     Structural Dynamics Research .....       144,946
    15,426        Sundstrand .......................       620,896
    13,576(a)     Symantec .........................       147,639
     6,516(a)     Symbol Technologies ..............       292,405
     5,500        Tecumseh Products, Cl. A .........       309,375
     4,400        Teleflex .........................       211,750
    20,944(a)     Teradyne .........................       332,486
    35,092        Thermo Electron ..................     1,280,858
     4,571        Thiokol ..........................       191,410
    10,451        Trinity Industries ...............       361,865
    21,300        U.S. Robotics ....................     1,339,237
    32,500        USA Waste Service ................     1,040,000
     7,738        Varian Associates ................       349,177
     6,303(a)     VeriFone .........................       211,938
    24,300        Viad .............................       352,350
    15,350(a)     Vishay Intertechnology ...........       276,300
     7,182        Watts Industries, Cl. A ..........       149,924
    18,066(a)     Xilinx ...........................       591,661
    10,850        York International ...............       524,868
                                                      ------------
                                                        42,315,955
                                                      ------------
                  Consumer Cyclical--14.2%
     5,800(a)     Ann Taylor Stores ................       105,125
     5,568        Arvin Industries .................       127,368
     7,786        Banta ............................       164,479
    17,100(a)     Bed Bath & Beyond ................       431,775
    11,232        Belo (A.H.), Cl. A ...............       438,048
    10,800(a)     Best Buy .........................       176,850


                  Consumer Cyclical (continued)
    10,544        Bob Evans Farms ..................  $    131,800
    19,871(a)     Brinker International ............       337,807
     7,800(a)     Buffets...........................        86,775
    15,700(a)     Burlington Industries ............       178,587
    18,200        Callaway Golf ....................       557,375
     3,816        Carlilse Companies ...............       217,035
     7,559(a)     Chris-Craft Industries ...........       297,635
    26,073(a)     Circus Circus Enterprises ........       899,518
    11,952        Claire's Stores ..................       203,184
    13,400        Consolidated Stores ..............       517,575
    15,325        Cracker Barrel Old Country
                    Store ..........................       312,246
     4,100        Cross (A.T.), Cl. A ..............        46,637
    18,172        Dollar General ...................       504,273
     6,812        Duty Free International ..........       108,992
     4,161        Ennis Business Forms..............        45,771
    14,190        Family Dollar Stores .............       241,230
     9,500        Fastenal .........................       439,375
     8,817        Federal-Mogul ....................       197,280
    11,600        Fingerhut ........................       172,550
     4,024        Gibson Greetings..................        62,875
     5,297        Golden Books Family
                    Entertainment...................        58,929
     7,561        HON Industries ...................       264,635
     5,419        Hancock Fabrics ..................        46,061
    10,600        Hannaford Brothers ...............       319,325
    18,912        Harley-Davidson ..................       853,404
    12,170        Heilig-Meyers ....................       158,210
    22,740(a)     Home Shopping Network ............       230,242
     3,603        Houghton Mifflin .................       178,798
     8,684        Intelligent Electronics...........        77,070
    31,376        International Game Technology ....       662,818
     5,583(a)     International Dairy Queen, Cl. A..       107,472
    13,200(a)     Jones Apparel Group ..............       412,500
    18,500(a)     Kohl's ...........................       666,000
     8,348(a)     Lands' End .......................       179,482
    11,800        Lee Enterprises ..................       269,925
    22,696        Leggett & Platt ..................       678,043
    10,400(a)     Lone Star Steakhouse/Saloon ......       266,500
     6,345(a)     MacFrugals Bargains Closeouts ....       154,659
     6,600        Media General, Cl. A .............       196,350
     7,600        Meyer (Fred) .....................       266,950
     8,500(a)     Micro Warehouse ..................       195,500
     6,265        Miller (Herman) ..................       270,178
    46,150(a)     Mirage Resorts ...................     1,015,311
     1,804        National Presto Industries........        67,650
     8,900(a)     Nine West Group ..................       443,887
     5,188        OEA ..............................       195,847
    39,268        Office Depot .....................       770,634
    31,500(a)     OfficeMax ........................       425,250

Dreyfus MidCap Index Fund
(formerly Peoples S&P MidCap Index Fund, Inc.)--see Note 1
-----------------------------------------------------------------------------
Statement of Investments (continued)                         October 31, 1996

    Shares        Common Stocks (continued)               Value
   -------                                            ------------
                  Consumer Cyclical (continued)
    12,000(a)     Outback Steakhouse ...............  $    278,250
    10,100        Payless ShoeSource ...............       342,137
    12,842        Promus Hotel .....................       407,733
    20,352        Reynolds & Reynolds, Cl. A .......       536,784
    11,600        Ruddick ..........................       150,800
     5,100        Sbarro ...........................       134,512
     4,000(a)     Scholastic .......................       293,000
    24,944(a)     Service Merchandise ..............       146,546
    33,932        Shaw Industreis ..................       398,701
     7,207        Standard Register ................       187,382
    41,693(a)     Staples ..........................       776,532
     7,200        Superior Industries International.       175,500
     6,248        TCA Cable TV .....................       167,134
     9,338        Tiffany & Co......................       345,506
    11,773(a)     Topps.............................        44,884
    16,237        Unifi ............................       505,376
    21,800(a)     Viking Office Products ...........       634,925
    10,915(a)     Vons .............................       604,418
     8,307(a)     Waban ............................       217,020
    11,414        Wallace Computer Services ........       335,286
    13,000        Warnaco Group, Cl. A .............       323,375
     2,769        Washington Post, Cl. B ...........       911,001
                                                      ------------
                                                        24,350,597
                                                      ------------
                  Consumer Staples--4.6%
     3,515        CPI ..............................        66,785
     4,888        Church & Dwight ..................       105,092
    31,436        Coca-Cola Enterprises ............     1,339,964
    10,077        Dean Foods .......................       292,233
    23,700        Dial .............................       325,875
    15,043        Dole Food ........................       586,677
     3,314        Dreyers Grand Ice Cream ..........        85,335
    11,216        First Brands .....................       318,254
    14,517        Flowers Industries ...............       339,334
    23,700        IBP ..............................       592,500
     4,477        International Multifoods .........        68,274
     7,433        Lancaster Colony .................       278,737
     7,545        Lance ............................       132,037
    20,336        McCormick & Co....................       490,606
     4,871        Michael Foods.....................        60,887
    17,100(a)     Revco D.S.........................       515,137
     6,581        Savannah Food & Industries .......       105,296
     7,320        Smucker (J.M.), Cl. A ............       120,780
     4,578        Stanhome .........................       121,317
     9,191        Tambrands ........................       391,766
    36,344        Tyson Foods, Cl. A................     1,072,148
     8,766        Universal ........................       238,873
     6,464        Universal Foods ..................       228,664
                                                      ------------
                                                         7,876,571
                                                      ------------

                  Energy--7.7%
    13,862        AGL Resources ....................  $    291,102
    16,100        Airgas ...........................       364,262
    14,781        Anadarko Petroleum ...............       940,441
    22,436        Apache ...........................       796,478
     9,185(a)     BJ Services ......................       412,176
    12,394        Brooklyn Union Gas ...............       359,426
     7,348        Diamond Shamrock .................       215,847
    17,200(a)     ENSCO International ..............       743,900
     8,900        El Paso Natural Gas ..............       431,650
    42,000(a)     Global Marine ....................       771,757
     5,594        Indiana Energy ...................       137,053
    14,460        MAPCO ............................       450,067
    16,780        MCN ..............................       461,450
    11,282        Murphy Oil .......................       557,048
    21,400(a)     Nabors Industries ................       355,775
     9,437        National Fuel Gas ................       351,528
    12,577        Noble Affiliates .................       547,099
     8,900        Parker & Parsley Petroleum .......       255,875
    16,337(a)     Parker Drilling ..................       138,864
     8,986        Quaker State .....................       150,515
    10,248        Questar ..........................       368,928
    24,682        Ranger Oil .......................       185,115
    15,420(a)     Seagull Energy ...................       333,457
    10,010(a)     Smith International ..............       380,380
    15,605        Tidewater ........................       682,718
    10,923        Tosco ............................       613,053
    12,900        Transocean Offshore ..............       815,925
    10,976        Valero Energy ....................       260,680
     7,565(a)     Varco International ..............       149,408
    10,860        Washington Gas Light .............       242,992
    12,841(a)     Weatherford International ........       372,389
                                                      ------------
                                                        13,137,358
                                                      ------------
                  Health Care--7.9%
     6,695(a)     Acuson ...........................       141,431
     3,534(a)     Advanced Technology
                    Labratories ....................       107,787
    12,700(a)     Apria Healthcare Group ...........       242,887
     7,112        Beckman Instruments ..............       261,366
    10,031        Bergen Brunswig, Cl.A ............       314,722
     8,926(a)     Biogen ...........................       664,987
    15,928        Cardinal Health ..................     1,250,348
    11,651        Carter-Wallace ...................       180,590
    16,897(a)     Centocor .........................       496,349
    42,380(a)     Chiron ...........................       969,442
     6,700        DENTSPLY International ...........       282,237
     4,019(a)     Datascope.........................        68,323
     3,371        Diagnostic Products ..............       100,287
    10,454(a)     FHP International ................       356,742
    11,200(a)     Forest Laboratories, Cl. A .......       431,200

Dreyfus MidCap Index Fund
-----------------------------------------------------------------------------
(formerly Peoples S&P MidCap Index Fund, Inc.)--see Note 1
Statement of Investments (continued)                         October 31, 1996

    Shares        Common Stocks (continued)               Value
   -------                                            ------------
                  Health Care (continued)
    14,700(a)     Foundation Health ................  $    439,162
    16,858(a)     Genzyme ..........................       387,734
    38,739(a)     HealthSouth ......................     1,452,720
    11,600(a)     HealthCare & Retirement ..........       285,650
    16,400(a)     Healthsource .....................       200,900
    13,015(a)     Horizon/CMS Healthcare ...........       135,030
    30,250        IVAX Corporation .................       499,125
    30,832(a)     Laboratory Corp of America
                    Holdings .......................       104,058
    10,800        McKesson .........................       537,300
    30,498        Mylan Laboratories ...............       461,282
    14,330(a)     Nellcor ..........................       279,435
    15,048(a)     NovaCare .........................       124,146
     7,761(a)     PacifiCare Health Systems, Cl. B..       545,210
    19,300(a)     Perrigo ..........................       183,350
     5,900(a)     Scherer (R.P.) ...................       273,612
    24,250        Stryker ..........................       721,437
    13,538(a)     Value Health .....................       235,222
    17,600(a)     Vencor ...........................       521,400
     9,200(a)     Watson Pharmaceutical ............       307,050
                                                      ------------
                                                        13,562,521
                                                      ------------
                  Interest Sensitive--13.5%
    35,134        AFLAC ............................     1,409,751
    15,259        American Financial ...............       547,416
    10,285        Bancorp Hawaii ...................       407,543
    30,154        Bear Streans Companies ...........       712,388
    14,988        Central Fidelity Banks ...........       380,320
    10,957        City National ....................       191,747
    10,745        Crestar Financial ................       660,817
     7,654        Dauphin Deposit ..................       250,668
    15,883        Edwards (A.G.) ...................       474,504
    15,410        First of America Bank ............       837,918
    18,859        First Security ...................       553,983
    16,872        First Tennessee National .........       613,719
     8,406        First Virginia Banks .............       376,168
    18,400        Firstar ..........................       901,600
    20,108        Franklin Resources ...............     1,417,625
     5,096        Hartford Steam Boiler Inspection
                    & Insurance ....................       219,765
    30,600        Hibernia, Cl. A ..................       340,425
    23,191        Marshall & Iisley ................       745,010
    15,731        Mercantile Bancorporation ........       780,650
    11,934        Mercantile Bankshares ............       359,511
    14,224        Northern Trust ...................       985,012
     8,800        PMI Group ........................       502,700
    23,500        Paine Webber Group ...............       552,250
    18,087        Progressive ......................     1,243,481
    11,364        Provident ........................       421,888
    15,614        Regions Financial ................       780,700
    43,848        Schwab(Charles) ..................     1,096,200

                  Interest Sensitive (continued)
    23,395        SouthTrust .......................  $    774,959
    20,042        State Street Boston ..............     1,270,161
    23,442        Summit Bancorp ...................       958,191
    29,900        SunAmerica .......................     1,121,250
    14,300        T. Rowe Price Associaties ........       487,987
     5,725        Transatlantic Holdings ...........       412,200
     8,800        Wilmington Trust .................       332,200
                                                      ------------
                                                        23,120,707
                                                      ------------

                  Mining and Metals--.5%
    11,200(a)     Alumax ...........................       359,800
     3,929        Brush Wellman ....................        74,159
     4,144        Carpenter Technology .............       135,198
     2,968        Cleveland-Cliffs .................       121,688
     3,728        Lukens............................        51,260
     2,200(a)     MAXXAM............................        92,400
     6,368        Oregon Steel Mills ...............       101,092
                                                      ------------
                                                           935,597
                                                      ------------

                  Transportation--1.1%
     6,412        APL, Ltd..........................       141,064
     5,269        Airborne Freight..................       104,721
    11,357        Alexander & Baldwin...............       279,666
     6,700        Arnold Industries.................       106,362
     7,880        Atlantic Southeast Airlines.......       165,480
     5,073        GATX..............................       242,235
    15,411        Illinois Central, Ser. A..........       498,933
     9,500        Hunt (J.B.) Transport.............       138,937
     9,070        Overseas Shipholding Group........       154,190
                                                      ------------
                                                         1,831,588
                                                      ------------

                  Utilities--12.3%
    18,796(a)     AES...............................       824,674
     9,168        Aliant Communications.............       148,980
    30,322        Allegheny Power Systen............       905,869
    13,154        Atlantic Energy...................       231,839
     3,595        Black Hills.......................        91,672
    23,045        CMS Energy........................       728,798
    13,000(a)     Calenergy.........................       377,000
     5,620        Central Lousiana Electric.........       152,442
     8,115        Central Maine Power...............        95,351
    14,958        Century Telephone Enterprises.....       480,525
    15,234        Delmarva Power & Light............       302,775
    24,216        Florida Progress..................       808,209
    40,722        Frontier..........................     1,180,955
     7,529        Hawaiian Electric Industries......       268,220
    14,251        IPALCO Enterprises................       382,995
     9,383        Idaho Power.......................       292,045
    18,976        Illinova..........................       517,096

Dreyfus MidCap Index Fund
(formerly Peoples S&P MidCap Index Fund, Inc.)--see Note 1
-----------------------------------------------------------------------------
Statement of Investments (continued)                         October 31, 1996

    Shares        Common Stocks (continued)               Value
   -------                                            ------------
                  Utilities (continued)
    15,480        Kansas City Power & Light.........  $    425,700
    16,614        LG&E Energy.......................       384,198
    25,233        MidAmerican Energy................       391,111
     7,937        Minnesota Power & Light...........       224,220
    13,715        Montana Power.....................       291,443
    11,911        Nevada Power......................       242,686
    56,300(a)     NEXTEL Communications, Cl. A......       900,800
    15,348        NIPSCO Industries.................       581,305
    16,216        New England Electric System.......       547,290
    17,888        New York State Electric & Gas.....       373,412
    31,960        Northeast Utilities...............       343,570
    10,073        Oklahoma Gas & Electric...........       394,106
    21,936        Pinnacle West Capital.............       677,274
    12,757        Portland General..................       558,118
    29,683        Potomac Electric Power............       760,626
    16,081        Public Service Company of
                    Colorado........................       594,997
    10,494        Public Service of New Mexico......       196,762
    15,990        Puget Sound Power & Light.........       353,778
    26,264        SCANA.............................       702,562
    16,383        Southern New England
                    Telecommunications..............       610,266
    10,282        Southwestern Public Service.......       349,588
    29,300        360 Communications................       662,912
    29,318        TECO Energy.......................       721,960
    15,200        Telephone & Data Systems..........       532,000
    11,700        UtiliCorp United..................       317,362
    10,357(a)     Vanguard Cellular Systems.........       171,537

                  Utilities (continued)
     7,679        WPL Holdings......................  $    215,971
    27,787        Wisconsin Energy..................       753,723
                                                      ------------
                                                        21,068,722
                                                      ------------
                  TOTAL COMMON STOCKS
                    (cost $131,303,969).............  $159,759,805
                                                      ------------
                                                      ------------

  Principal       SHORT-TERM
   Amount           INVESTMENTS--6.6%
-----------
                  U.S. Government Agency--6.3%
                  Federal Home Loan Mortgage,
$10,775,000         5.53%, 11/1/1996.                 $ 10,775,000
                                                      ------------
                  U.S. Treasury Bills--.3%
    151,000(b)    5.15%, 11/14/1996.................       150,736
    111,000       5.06%, 12/12/1996.................       110,367
    215,000(b)    5.22%, 1/2/1997...................       213,170
                                                      ------------
                                                           474,273
                                                      ------------
                  TOTAL SHORT-TERM
                    INVESTMENTS
                    (cost $11,249,304)..............  $ 11,249,273
                                                      ------------
                                                      ------------
TOTAL INVESTMENTS
  (cost $142,553,273)........................ 100.0%  $171,009,078
                                              ------  ------------
                                              ------  ------------
LIABILITIES, LESS CASH AND
  RECEIVABLES................................   --    $    (22,567)
                                              ------  ------------
                                              ------  ------------
NET ASSETS................................... 100.0%  $170,986,511
                                              ------  ------------
                                              ------  ------------

Dreyfus MidCap Index Fund
(formerly Peoples S&P MidCap Index Fund, Inc.)--see Note 1
------------------------------------------------------------------------------
Notes to Statement of Investments:

(a) Non-income producing.

(b) Partially held by the custodian in a segregated account for open financial futures positions.

Statement of Financial Futures                           October 31, 1996
Financial Futures Purchased:
----------------------------


                                                                                  Market Value                     Unrealized
                                                                  Number of         Covered                      (Depreciation)
Issuer                                                            Contracts       by Contracts    Expiration       at 10/31/96
------                                                            ---------       ------------    ----------     --------------
Standard & Poor's MidCap 400..................................        93          $11,348,325    December '96       ($43,500)
                                                                                                                    ---------
                                                                                                                    ---------


See notes to financial statements.

Dreyfus MidCap Index Fund
(formerly Peoples S&P MidCap Index Fund, Inc.)--see Note 1
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                             October 31, 1996


                                                                                                 Cost            Value
                                                                                             ------------    ------------
ASSETS:               Investments in securities--See Statement of Investments............    $142,553,273    $171,009,078
                      Cash...............................................................                         216,843
                      Dividends and interest receivable..................................                         158,447
                      Receivable for futures variation margin--Note 4(a).................                          73,664
                      Prepaid expenses...................................................                          16,009
                                                                                                             ------------
                                                                                                              171,474,041
                                                                                                             ------------

LIABILITIES:          Due to The Dreyfus Corporation and affiliates......................                          63,323
                      Payable for Common Stock redeemed..................................                         328,505
                      Accrued expenses...................................................                          95,702
                                                                                                             ------------
                                                                                                                  487,530
                                                                                                             ------------
NET ASSETS...............................................................................                    $170,986,511
                                                                                                             ------------
                                                                                                             ------------
REPRESENTED BY:       Paid-in capital....................................................                    $133,002,901
                      Accumulated undistributed investment income--net...................                       1,753,486
                      Accumulated net realized gain (loss) on investments................                       7,817,819
                      Accumulated net unrealized appreciation (depreciation)
                        on investments [including ($43,500) net unrealized
                        (depreciation) on financial futures]--Note 4(b)..................                      28,412,305
                                                                                                             ------------
NET ASSETS...............................................................................                    $170,986,511
                                                                                                             ------------
                                                                                                             ------------
SHARES OUTSTANDING
(200 million shares of $.001 par value Common Stock authorized)..........................                       8,018,623

NET ASSET VALUE, offering and redemption price per share.................................                          $21.32
                                                                                                                   ------
                                                                                                                   ------



See notes to financial statements.

Dreyfus MidCap Index Fund
(formerly Peoples S&P MidCap Index Fund, Inc.)--see Note 1
-------------------------------------------------------------------------------
Statement of Operations                             Year Ended October 31, 1996


INVESTMENT INCOME

INCOME:            Cash dividends (net of $263 foreign taxes withheld
                     at source)....................................................          $2,245,845
                   Interest........................................................             686,199
                                                                                             ----------
                           Total Income............................................                           $ 2,932,044

EXPENSES:          Management fee--Note 3(a).......................................             582,857
                   Shareholder servicing costs--Note 3(b)..........................             245,004
                   Audit fees......................................................              45,835
                   Directors' fees and expenses--Note 3(c).........................              32,918
                   Legal fees......................................................              25,405
                   Prospectus and shareholders' reports............................              24,368
                   Registration fees...............................................              20,552
                   Miscellaneous...................................................              16,138
                                                                                             ----------
                           Total Expenses..........................................             993,077
                   Less--reduction in management fee due to
                     undertaking--Note 3(a)........................................            (252,887)
                                                                                             ----------
                           Net Expenses............................................                               740,190
                                                                                                              -----------
INVESTMENT INCOME--NET.............................................................                             2,191,854
                                                                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                   Net realized gain (loss) on investments.........................          $7,470,923
                   Net realized gain (loss) on financial futures
                     Long transactions.............................................             429,818
                                                                                             ----------
                           Net Realized Gain (Loss)................................                             7,900,741
                   Net unrealized appreciation (depreciation) on investments
                     (including $378,185 net unrealized appreciation on
                     financial futures)............................................                            11,691,375
                                                                                                              -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.............................                            19,592,116
                                                                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............................                           $21,783,970
                                                                                                              -----------
                                                                                                              -----------

See notes to financial statements.

Dreyfus MidCap Index Fund
(formerly Peoples S&P MidCap Index Fund, Inc.)--see Note 1
-------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                              Year Ended          Year Ended
                                                                                           October 31, 1996     October 31, 1995
                                                                                           ----------------     ----------------
OPERATIONS:
  Investment income--net......................................................                $   2,191,854          $  1,764,765
  Net realized gain (loss) on investments.....................................                    7,900,741             5,648,773
  Net unrealized appreciation (depreciation) on investments...................                   11,691,375            11,878,944
                                                                                              -------------         -------------
    Net Increase (Decrease) in Net Assets Resulting from Operations...........                   21,783,970            19,292,482
                                                                                              -------------         -------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net......................................................                   (1,926,246)           (1,274,372)
  Net realized gain on investments............................................                   (5,586,113)           (3,413,496)
                                                                                              -------------         -------------
    Total Dividends...........................................................                   (7,512,359)           (4,687,868)
                                                                                              -------------         -------------

CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold...............................................                   65,932,645            44,222,299
  Dividends reinvested........................................................                    6,623,156             4,181,647
  Cost of shares redeemed.....................................................                  (38,822,556)          (15,431,258)
                                                                                              -------------         -------------
    Increase (Decrease) in Net Assets from Capital Stock Transactions.........                   33,733,245            32,972,688
                                                                                              -------------         -------------
      Total Increase (Decrease) in Net Assets.................................                   48,004,856            47,577,302

NET ASSETS:
  Beginning of Period.........................................................                  122,981,655            75,404,353
                                                                                              -------------         -------------
  End of Period...............................................................                $ 170,986,511         $ 122,981,655
                                                                                              -------------         -------------
                                                                                              -------------         -------------
Undistributed investment income--net..........................................                $   1,753,486         $   1,487,878
                                                                                              -------------         -------------
CAPITAL SHARE TRANSACTIONS:                                                                       Shares                Shares
                                                                                              -------------         -------------
  Shares sold.................................................................                    3,243,154             2,528,662
  Shares issued for dividends reinvested......................................                      350,989               270,132
  Shares redeemed.............................................................                   (1,913,500)             (859,974)
                                                                                              -------------         -------------
    Net Increase (Decrease) in Shares Outstanding.............................                    1,680,643             1,938,820
                                                                                              -------------         -------------
                                                                                              -------------         -------------


See notes to financial statements.

Dreyfus MidCap Index Fund
(formerly Peoples S&P MidCap Index Fund, Inc.)--see Note 1
------------------------------------------------------------------------------
Financial Highlights

     Reference is made to page 4 of the Fund's Propsectus dated March 1, 1997. See notes to financial statements.

Dreyfus MidCap Index Fund
(formerly Peoples S&P MidCap Index Fund, Inc.)--see Note 1
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

   Dreyfus MidCap Index Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly-traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400 Index. Effective November 13, 1995, The Dreyfus Corporation ("Dreyfus") serves as the Fund's Manager and Mellon Equity Associates ("Mellon Equity"), an affiliate of Dreyfus, serves as the Fund's index manager. Boston Safe Deposit and Trust Company, an affiliate of Dreyfus, became the Fund's custodian. Dreyfus is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.

   Effective November 13, 1995, the Fund changed its name from "Peoples S&P MidCap Index Fund, Inc." to "Dreyfus MidCap Index Fund."

   Prior to November 13, 1995, World Asset Management, Inc. ("World") served as the Fund's index manager. In addition, Comerica Bank served as the Fund's custodian.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

Dreyfus MidCap Index Fund
(formerly Peoples S&P MidCap Index Fund, Inc.)--see Note 1
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2--Bank Line of Credit:

    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended October 31, 1996, the Fund did not borrow under the line of credit.

NOTE 3--Management Fee, Administration Fee and Other Transactions With
Affiliates:

   (a) Effective November 13, 1995, pursuant to the provisions of a Management Agreement with Dreyfus, the management fee is computed at the annual rate of
 .395 of 1% of the value of the Fund's average daily net assets, and is payable monthly. Dreyfus has agreed to pay Mellon Equity a fee of .095 of 1% of the value of the Fund's average daily net assets. The agreements provide that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the fees to be paid to Dreyfus, and Dreyfus may deduct from the fees paid to Mellon Equity, or Dreyfus and Mellon Equity will bear, such excess expense in proportion to their management fee and index fee respectively. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 2-1/2% of the first $30 million, 2% of the next $70 million and 1-1/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. However, Dreyfus has undertaken from November 1, 1995 through October 31, 1997, to reduce the management fee paid by the Fund (exclusive of certain expenses as described above), and to assume all expenses in excess of an annual rate of .50 of 1% of the value of the Fund's average daily net assets.

   Prior to November 13, 1995, the Fund had an Index Management Agreement with World and an Administration Agreement with Dreyfus whereby, World and Dreyfus received annual fees of .10 of 1 % and .30 of 1%, respectively, of the value of the Fund's average daily net assets.

   During period ended October 31, 1996, pursuant to the undertaking, Dreyfus waived $252,887 of its management fee. In addition, Mellon Equity has agreed to pay Boston Safe Deposit and Trust Company for custodian services provided to the Fund. During the period ended October 31, 1996, the Fund earned $7,076 in redemption fees.

   The undertaking may be extended, modified or terminated by the Manager, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.

   (b) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended October 31, 1996, the Fund was charged an aggregate of $182,052 pursuant to the Shareholder Services Plan.

Dreyfus MidCap Index Fund
(formerly Peoples S&P MidCap Index Fund, Inc.)--see Note 1
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)


   Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services to the Fund. Such compensation amounted to $15,002 during the period from December 1, 1995 through October 31, 1996.

   (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

   (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1996 amounted to $49,679,192 and $19,887,964 respectively.

   The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Statement of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 1996 and their related unrealized market depreciation are set forth in the Statement of Financial Futures.

   (b) At October 31, 1996, accumulated net unrealized appreciation on investments was $28,412,305, consisting of $37,328,587 gross unrealized appreciation and $8,916,282 gross unrealized depreciation.

   At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus MidCap Index Fund
(formerly Peoples S&P MidCap Index Fund, Inc.)--see Note 1
-------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Directors
Dreyfus MidCap Index Fund

   We have audited the accompanying statement of assets and liabilities of Dreyfus MidCap Index Fund including the statements of investments and financial futures, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of October 31, 1996 and confirmation of securities not held by the custodian by correspondence with brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus MidCap Index Fund at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


                                            ERNST & YOUNG LLP


New York, New York
December 6, 1996


                    PEOPLES S&P MIDCAP INDEX FUND, INC.


                         PART C. OTHER INFORMATION
                          _________________________


Item 24.  Financial Statements and Exhibits. - List
_______   _________________________________________

     (a)  Financial Statements:

               Included in Part A of the Registration Statement


               Condensed Financial Information for the period from June 19, 1991 (commencement of operations) to October 31, 1991 and for the fiscal years ended October 31, 1992, 1993, 1994, 1995 and 1996.



                         Included in Part B of the Registration Statement:

                    Statement of Investments--October 31, 1996.


                    Statement of Financial Futures--October 31, 1996.


                    Statement of Assets and Liabilities--October 31, 1996.


                    Statement of Operations--year ended October 31, 1996.


                    Statement of Changes in Net Assets--For the fiscal years ended October 31, 1995 and 1996.



                    Notes to Financial Statements.

                    Report of Independent Auditors, dated December 6, 1996.






Schedule Nos. I through VII and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.


Item 24.  Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________


 (b)      Exhibits:

(1)(a)    Articles of Incorporation is incorporated by reference to Exhibit
          (1)(a) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 13, 1994.

(1)(b) Articles of Amendment to the Articles of Incorporation is incorporated by reference to Exhibit (1)(b) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 13, 1994.

(2) By-Laws are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 13, 1994.


(5)(a) Management Agreement is incorporated by reference to Exhibit (5)(a) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on December 29, 1995.


(5)(b)    Index Management Agreement is incorporated by reference to Exhibit
          (5)(b) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on December 29, 1995.



(6) Distribution Agreement is incorporated by reference to Exhibit (6) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on December 29, 1994.



(8)       Custody Agreement.


(9) Shareholder Services Plan is incorporated by reference to Exhibit (9) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on December 29, 1994.

(10) Opinion and consent of Stroock & Stroock & Lavan dated June 19, 1991 is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 13, 1994.

(11)      Consent of Ernst & Young LLP, Independent Auditors.



Item 24.  Financial Statements and Exhibits. - List (continued)
_______   _____________________________________________________

          Other Exhibits
          ______________
                   (a)  Powers of Attorney of the Directors and officers are
                    incorporated by reference to Other Exhibits (a) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on December 29, 1994.

                    (b) Certificate of Secretary is incorporated by reference to Other Exhibits (b) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on December 29, 1994.

Item 25.  Persons Controlled by or under Common Control with Registrant.
_______   ______________________________________________________________

          Not Applicable

Item 26.  Number of Holders of Securities.
_______   ________________________________


            (1)                                   (2)

                                              Number of Record
        Title of Class                      Holders as of January 28, 1997
        ______________                      _______________________________

        Common Stock
        (Par value $.001)                              2,344


Item 27.       Indemnification
_______     _______________

        The Statement as to the general effect of any contract, arrangements or statute under which a director, officer, underwriter or affiliated person of the Registrant is insured or indemnified is incorporated by reference to Item 27 of Part II of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on June 19, 1991.

        Reference is also made to the Distribution Agreement attached as Exhibit (6) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on December 29, 1994.




Item 28(a).    Business and Other Connections of Investment Adviser.
_______          ____________________________________________________

                The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus             Other Businesses
_________________        ________________

MANDELL L. BERMAN        Real estate consultant and private investor
Director                      29100 Northwestern Highway, Suite 370
                              Southfield, Michigan 48034;
                              Past Chairman of the Board of Trustees:
                              Skillman Foundation;
                              Member of The Board of Vintners Intl.

BURTON C. BORGELT           Chairman Emeritus of the Board and
Director                     Past Chairman, Chief Executive Officer and
                             Director:
                              Dentsply International, Inc.
                              570 West College Avenue
                              York, Pennsylvania 17405
                         Director:
                              DeVlieg-Bullard, Inc.
                              1 Gorham Island
                              Westport, Connecticut 06880
                              Mellon Bank Corporation***;
                              Mellon Bank, N.A.***

FRANK V. CAHOUET              Chairman of the Board, President and
Director                 Chief Executive Officer:
                              Mellon Bank Corporation***;
                              Mellon Bank, N.A.***
                         Director:
                              Avery Dennison Corporation
                              150 North Orange Grove Boulevard
                              Pasadena, California 91103;
                              Saint-Gobain Corporation
                              750 East Swedesford Road
                              Valley Forge, Pennsylvania 19482;
                              Teledyne, Inc.
                              1901 Avenue of the Stars
                              Los Angeles, California 90067

W. KEITH SMITH           Chairman and Chief Executive Officer:
Chairman of the Board              The Boston Company****;
                         Vice Chairman of the Board:
                              Mellon Bank Corporation***;
                              Mellon Bank, N.A.***;
                         Director:
                              Dentsply International, Inc.
                              570 West College Avenue
                              York, Pennsylvania 17405


CHRISTOPHER M. CONDRON   Vice Chairman:
President, Chief                   Mellon Bank Corporation***;
Executive Officer,            The Boston Company****;
Chief Operating               Deputy Director:
Officer and a                 Mellon Trust***;
Director                 Chief Executive Officer:
                              The Boston Company Asset Management,
                              Inc.****;
                         President:
                              Boston Safe Deposit and Trust Company****



STEPHEN E. CANTER        Director:
Vice Chairman and             The Dreyfus Trust Company++;
Chief Investment Officer,     Formerly, Chairman and Chief Executive Officer:
and a Director                Kleinwort Benson Investment Management
                                   Americas Inc.*



LAWRENCE S. KASH              Chairman, President and Chief
Vice Chairman-Distribution    Executive Officer:
and a Director                The Boston Company Advisors, Inc.
                              53 State Street
                              Exchange Place
                              Boston, Massachusetts 02109
                         Executive Vice President and Director:
                              Dreyfus Service Organization, Inc.**;
                         Director:
                              Dreyfus America Fund
                              The Dreyfus Consumer Credit Corporation*;
                              The Dreyfus Trust Company++;
                              Dreyfus Service Corporation*;
                         President:
                              The Boston Company****;
                              Laurel Capital Advisors***;
                              Boston Group Holdings, Inc.;
                         Executive Vice President:
                              Mellon Bank, N.A.***;
                              Boston Safe Deposit and Trust
                              Company****;



WILLIAM T. SANDALLS, JR. Director:
Senior Vice President and          Dreyfus Partnership Management, Inc.*;
Chief Financial Officer       Seven Six Seven Agency, Inc.*;
                         President and Director:
                              Lion Management, Inc.*;
                         Executive Vice President and Director:
                              Dreyfus Service Organization, Inc.*;
                         Vice President, Chief Financial Officer and
                         Director:
                              Dreyfus Acquisition Corporation*;
                              Dreyfus America Fund
                         Vice President and Director:
                              The Dreyfus Consumer Credit Corporation*;
                              The Truepenny Corporation*;
                         Treasurer, Financial Officer and Director:
                              The Dreyfus Trust Company++;
                         Treasurer and Director:
                              Dreyfus Management, Inc.*;
                              Dreyfus Personal Management, Inc.*;
                              Dreyfus Service Corporation*;
                              Major Trading Corporation*;
                         Formerly, President and Director:
                              Sandalls & Co., Inc.

WILLIAM F. GLAVIN, JR.   Executive Vice President:
Vice President-Corporate      Dreyfus Service Corporation*;
Development              Senior Vice President:
                              The Boston Company Advisors, Inc.
                              53 State Street
                              Exchange Place
                              Boston, Massachusetts 02109



MARK N. JACOBS           Vice President, Secretary and Director:
Vice President,                    Lion Management, Inc.*;
General Counsel               Secretary:
and Secretary                 The Dreyfus Consumer Credit Corporation*;
                              Dreyfus Management, Inc.*;
                         Assistant Secretary:
                              Dreyfus Service Organization, Inc.**;
                              Major Trading Corporation*;
                              The Truepenny Corporation*



PATRICE M. KOZLOWSKI          None
Vice President-
Corporate Communications



MARY BETH LEIBIG              None
Vice President-
Human Resources




JEFFREY N. NACHMAN       President and Director:
Vice President-Mutual Fund         Dreyfus Transfer, Inc.
Accounting                         One American Express Plaza
                              Providence, Rhode Island 02903

ANDREW S. WASSER              Vice President:
Vice President-Information         Mellon Bank Corporation***
Services

ELVIRA OSLAPAS           Assistant Secretary:
Assistant Secretary           Dreyfus Service Corporation*;
                              Dreyfus Management, Inc.*;
                              Dreyfus Acquisition Corporation, Inc.*;
                              The Truepenny Corporation+

______________________________________


* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
*** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
**** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.



Item 28(b).    Business and Other Connections of Sub-Investment Adviser
________
___________________________________________________________

          Registrant is fulfilling the requirement of this Item 28(b) to provide a list of the officers and directors of Mellon Equity Associates, the Registrant's sub-investment adviser (the "Sub-Adviser"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Sub-Adviser or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by the Sub-Adviser (SEC File No. 801-28692).

Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

          1)        Comstock Partners Funds, Inc.
          2)        Dreyfus A Bonds Plus, Inc.
          3)        Dreyfus Appreciation Fund, Inc.
          4)        Dreyfus Asset Allocation Fund, Inc.
          5)        Dreyfus Balanced Fund, Inc.
          6)        Dreyfus BASIC GNMA Fund
          7)        Dreyfus BASIC Money Market Fund, Inc.
          8)        Dreyfus BASIC Municipal Fund, Inc.
          9)        Dreyfus BASIC U.S. Government Money Market Fund
          10)       Dreyfus California Intermediate Municipal Bond Fund
          11)       Dreyfus California Tax Exempt Bond Fund, Inc.
          12)       Dreyfus California Tax Exempt Money Market Fund
          13)       Dreyfus Cash Management
          14)       Dreyfus Cash Management Plus, Inc.
          15)       Dreyfus Connecticut Intermediate Municipal Bond
                     Fund
          16)       Dreyfus Connecticut Municipal Money Market Fund,
                    Inc.
          17)       Dreyfus Florida Intermediate Municipal Bond Fund
          18)       Dreyfus Florida Municipal Money Market Fund
          19)       The Dreyfus Fund Incorporated
          20)       Dreyfus Global Bond Fund, Inc.
          21)       Dreyfus Global Growth Fund
          22)       Dreyfus GNMA Fund, Inc.
          23)       Dreyfus Government Cash Management
          24)       Dreyfus Growth and Income Fund, Inc.
          25)       Dreyfus Growth and Value Funds, Inc.
          26)       Dreyfus Growth Opportunity Fund, Inc.
          27)       Dreyfus Income Funds
          28)       Dreyfus Institutional Money Market Fund
          29)       Dreyfus Institutional Short Term Treasury Fund
          30)       Dreyfus Insured Municipal Bond Fund, Inc.
          31)       Dreyfus Intermediate Municipal Bond Fund, Inc.
          32)       Dreyfus International Funds, Inc.
          33)       Dreyfus Investment Grade Bond Funds, Inc.
          34)       The Dreyfus/Laurel Funds, Inc.
          35)       The Dreyfus/Laurel Funds Trust
          36)       The Dreyfus/Laurel Tax-Free Municipal Funds
          37)       Dreyfus LifeTime Portfolios, Inc.
          38)       Dreyfus Liquid Assets, Inc.
          39)       Dreyfus Massachusetts Intermediate Municipal Bond
                     Fund
          40)       Dreyfus Massachusetts Municipal Money Market Fund
          41)       Dreyfus Massachusetts Tax Exempt Bond Fund
          42)       Dreyfus MidCap Index Fund
          43)       Dreyfus Money Market Instruments, Inc.
          44)       Dreyfus Municipal Bond Fund, Inc.
          45)       Dreyfus Municipal Cash Management Plus
          46)       Dreyfus Municipal Money Market Fund, Inc.
          47)       Dreyfus New Jersey Intermediate Municipal Bond Fund
          48)       Dreyfus New Jersey Municipal Bond Fund, Inc.
          49)       Dreyfus New Jersey Municipal Money Market Fund,
                    Inc.
          50)       Dreyfus New Leaders Fund, Inc.
          51)       Dreyfus New York Insured Tax Exempt Bond Fund
          52)       Dreyfus New York Municipal Cash Management
          53)       Dreyfus New York Tax Exempt Bond Fund, Inc.
          54)       Dreyfus New York Tax Exempt Intermediate Bond Fund
          55)       Dreyfus New York Tax Exempt Money Market Fund
          56)       Dreyfus 100% U.S. Treasury Intermediate Term Fund
          57)       Dreyfus 100% U.S. Treasury Long Term Fund
          58)       Dreyfus 100% U.S. Treasury Money Market Fund
          59)       Dreyfus 100% U.S. Treasury Short Term Fund
          60)       Dreyfus Pennsylvania Intermediate Municipal Bond
                     Fund
          61)       Dreyfus Pennsylvania Municipal Money Market Fund
          62)       Dreyfus S&P 500 Index Fund
          63)       Dreyfus Short-Intermediate Government Fund
          64)       Dreyfus Short-Intermediate Municipal Bond Fund
          65)       The Dreyfus Socially Responsible Growth Fund, Inc.
          66)       Dreyfus Stock Index Fund, Inc.
          67)       Dreyfus Tax Exempt Cash Management
          68)       The Dreyfus Third Century Fund, Inc.
          69)       Dreyfus Treasury Cash Management
          70)       Dreyfus Treasury Prime Cash Management
          71)      Dreyfus Variable Investment Fund
          72)       Dreyfus Worldwide Dollar Money Market Fund, Inc.
          73)       General California Municipal Bond Fund, Inc.
          74)       General California Municipal Money Market Fund
          75)       General Government Securities Money Market Fund,
                     Inc.
          76)       General Money Market Fund, Inc.
          77)        General Municipal Bond Fund, Inc.
          78)        General Municipal Money Market Fund, Inc.
          79)        General New York Municipal Bond Fund, Inc.
          80)        General New York Municipal Money Market Fund
          81)       Premier Insured Municipal Bond Fund
          82)       Premier California Municipal Bond Fund
          83)       Premier Equity Funds, Inc.
          84)       Premier Global Investing, Inc.
          85)       Premier GNMA Fund
          86)       Premier Growth Fund, Inc.
          87)       Premier Municipal Bond Fund
          88)       Premier New York Municipal Bond Fund
          89)       Premier State Municipal Bond Fund
          90)       Premier Strategic Growth Fund
          91)       Premier Value Fund


(b)
                                                             Positions and
Name and principal        Positions and offices with         offices with
business address          the Distributor                    Registrant
__________________        ___________________________        _____________

Marie E. Connolly+        Director, President, Chief         President and
                          Executive Officer and Compliance   Treasurer
                          Officer

Joseph F. Tower, III+     Senior Vice President, Treasurer   Vice President
                          and Chief Financial Officer        and Assistant
                                                             Treasurer

John E. Pelletier+        Senior Vice President, General     Vice President
                          Counsel, Secretary and Clerk       and Secretary

Roy M. Moura+             First Vice President               None

Dale F. Lampe+            Vice President                     None

Mary A. Nelson+           Vice President                     Vice President
                                                             and Assistant
                                                             Treasurer

Paul Prescott+            Vice President                     None

Elizabeth A. Keeley++     Assistant Vice President           Vice President
                                                             and Assistant
                                                             Secretary

Jean M. O'Leary+          Assistant Secretary and            None
                          Assistant Clerk

John W. Gomez+            Director                           None

William J. Nutt+          Director                           None




________________________________
 +  Principal business address is One Exchange Place, Boston, Massachusetts
    02109.
++  Principal business address is 200 Park Avenue, New York, New York 10166.




Item 30.   Location of Accounts and Records
           ________________________________

           1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           2.  The Bank of New York
               90 Washington Street
               New York, New York 10286

           3.  Dreyfus Transfer, Inc.
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           4.  The Dreyfus Corporation
               200 Park Avenue
               New York, New York 10166

Item 31.   Management Services
_______    ___________________

           Not Applicable

Item 32.   Undertakings
________   ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or Board members when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.

                                 SIGNATURES
                                 __________



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 26th day of February, 1997.



                 PEOPLES S&P MIDCAP INDEX FUND, INC.


            BY:  /s/ Marie E. Connolly*
                 Marie, E. Connolly, PRESIDENT


  Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



       Signatures                        Title                       Date
__________________________     ______________________________      __________


/s/Marie E. Connolly*          President and Treasurer (Principal  2/26/97
___________________________    Executive, Financial and Accounting
Marie E. Connolly                                                  Officer)

/s/Joseph DiMartino*           Director, Chairman of the Board     2/26/97
___________________________
Joseph DiMartino

/s/David P. Feldman*           Director                            2/26/97
___________________________
David P. Feldman

/s/John M. Fraser, Jr.*        Director                            2/26/97
___________________________
John M. Fraser, Jr.

/s/Ehud Houminer*              Director                            2/26/97
___________________________
Ehud Houminer

/s/David J. Mahoney *          Director                            2/26/97
___________________________
David J. Mahoney

/s/Gloria Messinger*           Director                            2/26/97
___________________________
Gloria Messinger

/s/Jack R. Meyer*               Director                           2/26/97
____________________________
Jack R. Meyer

/s/John Szarkowski*             Director                           2/26/97
_____________________________
John Szarkowski

/s/Anne Wexler*                  Director                           2/26/97
_____________________________
Anne Wexler


*BY: /s/  Elizabeth Keeley
     __________________________
     Elizabeth Keeley,
     Attorney-in-Fact





                         EXHIBIT INDEX





ITEM      EXHIBIT                                      PAGE

(8)       Custody Agreement

(11)      Consent of Independent Auditors